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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 11, 2005


                             BUFFETS HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                333-116897                               22-3754018
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

            1460 BUFFET WAY,
            EAGAN, MINNESOTA                                55121
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 (Address of Principal Executive Offices)                (Zip Code)


                                 (651) 994-8608
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

AMENDMENT TO ADVISORY AGREEMENT WITH ROE H. HATLEN

On December 13, 2005, Buffets Holding, Inc. (the "Company") entered into Amendment No. 1 (the "Amendment") to the Advisory Agreement between the Company and Roe H. Hatlen, which was originally entered into on September 28, 2000 (the "Advisory Agreement"). The Amendment extends the term of the Advisory Agreement through June 30, 2006. Pursuant to the Amendment, Mr. Hatlen is to be compensated for services provided in connection with the Advisory Agreement at an annualized rate of $200,000 per year and is eligible to receive an incentive compensation payment at the end of the Company's fiscal year 2006. The amount of the incentive compensation payment is dependent upon the financial performance of the Company.

The Amendment also provides for an additional cash bonus to be paid to Mr. Hatlen if a "Realization Event" occurs on or prior to July 31, 2006, subject to the continued provision of services by Mr. Hatlen to the Company as of that date. The Amendment defines a "Realization Event" as (i) any transaction in which Caxton-Iseman Investments L.P. ("Caxton-Iseman"), the holder of a majority of the Company's capital stock, sells a majority of the Company's voting stock to a non-affiliated third party or (ii) any merger or consolidation with, or sale of all or substantially all of the assets of the Company to, a non-affiliated third party. If a Realization Event occurs, the amount of this additional bonus is determined based upon the price per share received by the holders of the Company's common stock, par value $0.01 per share (the "Common Stock") in connection with the Realization Event and will be calculated in accordance with a separate letter agreement delivered by the Company to Mr. Hatlen on December 13, 2005.

The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

CASH AND PHANTOM INCENTIVE UNIT AWARD AGREEMENTS

On December 13, 2005, the Company entered into Cash and Phantom Incentive Unit Award Agreements (the "Award Agreements") with each of R. Michael Andrews, Karlin Linhardt and Fred Williams, Chief Executive Officer, Executive Vice President of Marketing and Executive Vice President of Development of the Company, respectively (the "Executives"). The terms and conditions of each Award Agreement are substantially the same, except as otherwise described below.

Pursuant to the terms of each Award Agreement, if a Realization Event (as defined above) occurs on or prior to July 31, 2006, each of the Executives is entitled to receive a cash award. The amount of Messrs. Andrews' and Linhardt's potential cash award is based upon the price per share received by the holders of the Common Stock in connection with such Realization Event. The amount of Mr. William's potential cash award is $196,125.

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In the event a Realization Event does not occur on or prior to July 31, 2006, each of Messrs. Andrews and Linhardt is entitled to receive an award of 32,500 phantom stock units and Mr. Williams is entitled to receive an award of 7,500 phantom stock units. Each phantom stock unit represents a single share of Common Stock and the value of each phantom stock unit is generally related to the value of a single share of Common Stock. The phantom stock units vest ratably over a five year period beginning on December 13, 2006, unless the Executive's employment with the Company ceases for any reason, but will not be paid until and unless a Realization Event occurs, the Company conducts an initial public offering of its capital stock or, under certain circumstances, upon the termination of the Executive's employment. The phantom stock units may be settled in cash, Common Stock or any combination of cash and Common Stock, at the sole discretion of the Company's Board of Directors. Upon termination of any Executive's employment for any reason other than death or disability, any unvested phantom stock units held by such Executive are forfeited and the Company has the right to repurchase from such Executive any phantom stock units that have vested as of the date of the termination of his employment. Pursuant to the terms of the Award Agreements, each of the Executives has agreed not compete with the Company or solicit any employee of the Company or its affiliates during the term of his respective employment with the Company and for a period of two years thereafter.

A form of the Award Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference into this Section 1.01.

SEVERANCE PROTECTION AGREEMENTS

On December 13, 2005, the Company entered into Severance Protection Agreements (the "Severance Protection Agreements") with each of Karlin Linhardt and Fred Williams (the "Protected Individuals"). The Severance Protection Agreements provide that, if the Company terminates the employment of a Protected Individual for any reason other than Cause (as defined in the Severance Protection Agreements), disability or death, such Protected Individual is entitled to cash payments equal to the Protected Individual's weekly compensation multiplied by 52 weeks, provided that the Protected Individual signs a general release and waiver of the Company upon the termination of his employment. Any benefits under the Severance Protection Agreements automatically cease in the event the Protected Individual materially breaches the release or any noncompetition, nonsolicitation or confidentiality agreements to which such Protected Individual is subject with the Company, its subsidiaries or affiliates.


A Form of the Severance Protection Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference into this Section 1.01.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

       (c)        Exhibits.

                  EXHIBIT NO.       DESCRIPTION
                  -----------       -----------

                     10.1 Amendment No. 1, dated as of December 13, 2005, to the Advisory Agreement between Buffets Holdings, Inc. and Roe H. Hatlen, dated as of September 28, 2000.

                     10.2 Form of Buffets Holdings, Inc. Cash and Phantom Incentive Unit Award Agreement.

                     10.3 Form of Buffets Holdings, Inc. Severance Protection Agreement.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: December 16, 2005

                                            BUFFETS HOLDINGS, INC.


                                            By: /s/ R. Michael Andrews, Jr.
                                                -----------------------------
                                                Name:  R. Michael Andrews, Jr.
                                                Title: Chief Executive Officer




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                                INDEX OF EXHIBITS
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EXHIBIT NO.       DESCRIPTION
-----------       -----------

   10.1 Amendment No. 1, dated as of December 13, 2005, to the Advisory Agreement between Buffets Holdings, Inc. and Roe H. Hatlen, dated as of September 28, 2000.

   10.2 Form of Buffets Holdings, Inc. Cash and Phantom Incentive Unit Award Agreement.

   10.3           Form of Buffets Holdings, Inc. Severance Protection Agreement.